SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2018

WATTS WATER TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-11499	04-2916536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

815 Chestnut Street, North Andover, Massachusetts 01845

(Address of Principal Executive Offices) (Zip Code)

(978) 688-1811

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 On March 28, 2018, Todd A. Trapp, the Company’s Chief Financial Officer, provided notice to the Company of his decision to resign from the Company in order to pursue another opportunity.  Mr. Trapp’s resignation will be effective as of April 6, 2018.  The Company has initiated a search for the Company’s next Chief Financial Officer.

(c)                                  Effective April 6, 2018, the Board of Directors of the Company has appointed the Company’s current President and Chief Executive Officer, Robert J. Pagano, Jr., age 55, to serve as interim Chief Financial Officer of the Company in addition to his ongoing responsibilities as President and Chief Executive Officer.

Robert J. Pagano, Jr. has served as Chief Executive Officer, President and a Director of our Company since May 2014.  He also previously served as interim Chief Financial Officer from October 2014 to April 2015.  Mr. Pagano served as Senior Vice President of ITT Corporation and President, ITT Industrial Process from April 2009 to May 2014.  Mr. Pagano originally joined ITT in 1997 and served in several additional management roles during his career at ITT, including as Vice President Finance, Corporate Controller, and President of Industrial Products.  ITT Corporation is a diversified manufacturer of highly engineered critical components and customized technology solutions for the energy, transportation and industrial markets.  Prior to joining ITT, Mr. Pagano worked at KPMG LLP.  Mr. Pagano is a Certified Public Accountant.  Mr. Pagano has also served as a member of the Board of Directors of Applied Industrial Technologies, Inc. since August 2017.  Applied Industrial Technologies is a distributor of bearings, power transmission products, fluid power components and other industrial supplies and provides engineering, design and systems integration for industrial and fluid power applications, as well as customized mechanical, fabricated rubber and fluid power shop services.

A copy of the Company’s press release announcing Mr. Trapp’s resignation and Mr. Pagano’s appointment as interim Chief Financial Officer is being filed as Exhibit 99 to this report.

Item 9.01.                                        Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated March 30, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2018	WATTS WATER TECHNOLOGIES, INC.

	By:	/s/ Kenneth R. Lepage
Kenneth R. Lepage
General Counsel